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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant /x/
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Mountain Bank Holding Company
(Name of Registrant as Specified In Its Charter)
Graham & Dunn PC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 12, 2001

Dear Shareholder:

    You are cordially invited to attend the annual meeting of shareholders of Mountain Bank Holding Company (the "Company") to be held on Tuesday, March 27, 2001, at 7:00 p.m., local time at the VFW Hall, 44426 244th Avenue S.E., Enumclaw, Washington.

    At this meeting, you will be asked to elect four directors for a term of three years and to ratify the appointment of accountants for the year 2001.

    A proxy is enclosed with the Notice of Meeting and Proxy Statement. Please indicate your voting instructions and sign, date, and return the proxy promptly in the postage prepaid envelope provided. Whether or not you plan to attend the annual meeting in person, it is important that you return the enclosed proxy so that your shares are voted. A proxy that is returned signed and dated but with no voting instructions will be voted in favor of the matters and, in appropriate circumstances, will enable the Company's management to adjourn the meeting to continue to solicit votes to approve these matters. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person.

    We value you as a shareholder of Mountain Bank Holding Company and look forward to reporting the results of 2000 to you. We invite your comments concerning any of the Company's affairs and hope you will contact us for any further information you desire.

Sincerely,
Roy T. Brooks Chairman of the Board

MOUNTAIN BANK HOLDING COMPANY
501 Roosevelt Avenue
Enumclaw, Washington 98022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 27, 2001

To the Shareholders of Mountain Bank Holding Company:

    We invite you to attend the 2001 Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") to be held at the VFW Hall, 44426 - 244th Avenue S.E., Enumclaw, Washington, on Tuesday, March 27, 2001, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

  1.
  ELECTION OF DIRECTORS.  To elect four (4) Directors to serve for a term of three years or until their successors have been elected and qualified.

  2.
  RATIFICATION OF ACCOUNTANTS.  To ratify the appointment of Knight Vale & Gregory PLLC as the Company's independent auditors for the year ending December 31, 2001.

  3.
  WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

    If you were a shareholder of record on February 15, 2001, you may vote on the proposals at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy card in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

    Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

March 12, 2001	BY ORDER OF THE BOARD OF DIRECTORS
Roy T. Brooks, Chairman of the Board

  YOUR VOTE IS IMPORTANT

  Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy Card and return it in the enclosed postage prepaid envelope. Retention of the Proxy is not necessary for admission to the Annual Meeting.

MOUNTAIN BANK HOLDING COMPANY
501 Roosevelt Avenue
Enumclaw, Washington 98022
(360) 825-0100

PROXY STATEMENT

    Meeting Information.  This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 12, 2001, for use in connection with the Annual Meeting of Shareholders ("Annual Meeting") of Mountain Bank Holding Company (the "Company") to be held on Tuesday, March 27, 2001. In this Proxy, the term "we" and "us" refers to Mountain Bank Holding Company.

    Record Date.  If you were a shareholder on February 15, 2001, you are entitled to vote at the Annual Meeting. There were 1,951,422 shares of common stock outstanding on the record date.

    Solicitation of Proxies.  The enclosed Proxy is solicited by and on behalf of our Board of Directors, and we will bear the cost of solicitation. Solicitation may be made by directors and officers and its bank subsidiary, Mt. Rainier National Bank (the "Bank"). In addition to the mailing of proxy materials, directors, officers and employees may solicit Proxies in person, by telephone, or otherwise. We do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing Proxy materials to beneficial owners.

    Quorum.  At least a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

    Voting on Matters Presented.  The four nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. With respect to the proposal to ratify accountants, shareholders may vote for the proposal, against the proposal or may abstain from voting. The affirmative vote of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the approval to ratify the appointment of our independent auditors. Shareholders of record will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

    Voting of Proxies.  Shares represented by properly executed proxies that are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, the persons named in the Proxy will vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement, and FOR the ratification of the appointment of Knight Vale & Gregory PLLC, as our independent auditors for the year ending December 31, 2001, and in the discretion of the Proxy holder, as to any other matter which may properly come before the Annual Meeting. Any Proxy given by a shareholder may be revoked before its exercise by (1) giving notice to us in writing, (2) delivery to us of a subsequently dated Proxy, or (3) notifying us at the Annual Meeting before the shareholder vote is taken. The shares represented by properly executed, unrevoked Proxies will be voted in accordance with the specifications in the Proxy.

    Voting of Proxies by Beneficial Holder.  If your shares are held by a bank, broker or other holder of record you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If you want to attend the shareholder meeting and vote in person, you will need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on February 15, 2001, the record date.

BUSINESS OF THE MEETING

    There are two matters being presented for consideration by the shareholders at the Annual Meeting.

Proposal No. 1—Election of Directors

General

    Our Restated Articles of Incorporation ("Articles") and Bylaws provide that the number of directors must fall within a range of 5 and 25, the exact number to be determined by an affirmative vote of a majority of the directors or by resolution of the shareholders. The Bylaws also provide that the Board of Directors may fill vacancies created on the Board, within certain limits, provided that the number of directors shall at no time exceed 25. The Board of Directors has set the size of the Board at ten persons.

    Directors are elected for a term of three years and until their successors have been elected and qualified. Our Articles require that the terms of the directors be staggered such that one-third of the directors are elected each year.

    In accordance with the above, the Board of Directors has nominated Barry C. Kombol, John W. Raeder, J. B. Rupert and Garrett S. Van Beek, each of whom is a current board member, for election as directors for three-year terms to expire in the year 2004. If any of Messrs. Kombol, Raeder, Rupert or Van Beek should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

    In accordance with our Bylaws, other nominations, if any, may be made only in accordance with the prior notice provisions contained in our Bylaws. Such notice provisions require that a shareholder provide us with written notice (containing the information required by the Bylaws) at least 14 days but not more than 50 days prior to the Annual Meeting (or, if we provide less than 21 days' public notice of such meeting, no later than 7 days after the date of our notice).

INFORMATION WITH RESPECT TO NOMINEES AND
DIRECTORS WHOSE TERMS CONTINUE

    The following tables set forth certain information with respect to the nominees for director and for directors whose terms continue, including the number of shares of common stock beneficially held. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned by them. Where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.

Name, Age and Tenure as Director	Principal Occupation of Director During Last Five Years	Shares and Percentage of Common Stock Beneficially Owned as of December 31, 2000 (1)(2)(3)
NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2004
Barry C. Kombol, 50 Since 1993	Vice-Chairman of the Company; Attorney in private practice	27,481 1.40%
John W. Raeder, 64 Since 1993	Business Consultant, Air Pro, Inc.	39,972 2.04%
J.B. Rupert, 58 Since January 2001	President, Rupert Engineering, Inc.; President, Rupert Development, Inc.; Partner, Hanter & Rupert, Consulting Engineers	200
Garrett S. Van Beek, 65 Since 1993	Owner, Van Beek & Sons Dairy	45,231 2.31	(4) %

The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

(1)
Shares held directly with sole voting and sole investment power, unless otherwise indicated.

(2)
Share amounts include stock options which are exercisable within 60 days as follows: Mr. Brooks 11,332 shares; Ms. Bowen-Hahto 12,000 shares; Mr. Gallagher 12,000 shares; Mr. Jones 12,000 shares; Mr. Kombol 8,000 shares; Mr. Moergeli 19,000 shares; Mr. Raeder 12,000 shares; Mr. Van Beek 8,000 shares; and Mr. Zurcher 12,000 shares.

(3)
Share amounts reflect a 2-for-1 stock split effective April 24, 2000.

(4)
Includes 5,486 shares held by Mr. Van Beek's spouse and 11,745 held jointly with his spouse.

DIRECTORS WITH TERM EXPIRING 2002

Brian W. Gallagher, 51 Since 1993	President and Principal Owner, Northern Transport, Inc.; Gallagher Farms, Partner	63,403 3.23	(5) %
Michael K. Jones, Sr., 58 Since 1993	Certified Public Accountant, President and Principal Owner, Jones & Associates, Inc., P.S.	58,798 2.99	(6) %
Hans R. Zurcher, 64 Since 1993	Partner, Zurcher Dairy	50,828 2.59%

(5)
Includes 7,714 shares held in trust for the benefit of Mr. Gallagher's children; 2,124 held by Mr. Gallagher's spouse; 714 held by Mr. Gallagher's children; 1,290 held jointly between spouse and son; 13,351 held jointly with his spouse; and 10,478 held jointly with his children.

(6)
Includes 10,400 shares held by Mr. Jones' spouse; 5,340 shares held in trusts for the benefit of Mr. Jones' children; and 162 shares held by Mr. Jones' daughter.

DIRECTORS WITH TERM EXPIRING 2003

Roy T. Brooks, 60 Since 1993	Chairman and CEO of the Company; Chairman, former Interim President and CEO of the Bank; CEO, Chairman and part owner of Westmark Electronics	65,222 3.32	(7) %
Susan K. Bowen-Hahto, 52 Since 1993	Real Estate and Land Developer; Owner, Travel Line Travel Agency	29,200 1.49	(8) %
Steve W. Moergeli, 47 Since 1997	President and CEO of the Bank; former Vice-President and Credit Administrator of the Bank	29,702 1.51%

(7)
Includes 8,381 shares held jointly with spouse.

(8)
Includes 2,000 shares held jointly with spouse and 1,600 shares held in trusts for the benefit of Ms. Bowen-Hahto's children.

5

Information Regarding the Board of Directors and its Committees

    The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year 2000.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors met ten times during the fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. When the need arose, the full Board served as the Nominating Committee and the Compensation Committee. The Audit and Executive Committees are established by the Board of Directors of the Bank and act on behalf of the Company. Each director attended at least 75% of the meetings of the Board and of the committees on which he served. The following table shows the membership of the Audit and Executive Committees during the fiscal year.

Committee Membership

Name	Audit		Executive
Roy T. Brooks	/x/		/x/	*
Brian W. Gallagher			/x/
Michael K. Jones	/x/
Barry C. Kombol	/x/	*	/x/
Steve W. Moergeli			/x/
John W. Raeder	/x/
Garrett S. Van Beek			/x/
Hans R. Zurcher			/x/

*
Chairman

    Audit Committee.  The Audit Committee is composed of four directors, one of which is Roy Brooks, the CEO of the Company, and three other directors who are considered "independent" (as defined by the Nasdaq listing standards). The Audit Committee operates under a formal written charter adopted by the Board of Directors (see Appendix A to the Proxy Statement). The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibly is to monitor and oversee this process. The Committee held three meetings during the year.

    Executive Committee.  The main function of the Executive Committee is to establish the agenda for our Board of Directors meetings, to receive reports from the Executive Officers regarding their activities and the implementation of our business plan, and to ensure our strategic planning process is being followed. The Committee did not meet during the year.

Compensation of Directors

    The Company and the Bank have established a program by which non-employee directors receive compensation as follows:

    Company.  The Directors receive no retainers, nor fees for meetings attended.

    Bank.  The Chairman of the Board receives no separate compensation for serving as Chairman. During 2000, each non-employee Director (other than the Chairman) received a fee of $750.00 for each meeting attended; and each non-employee committee member received a fee of $125 for each committee meeting attended, except non-employee Audit Committee members who received a fee of $200 for each committee meeting attended.

Director Stock Option Plans

    1990 Director Stock Option Plan.  At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Director Stock Option Plan (the "1990 Director Plan"). The 1990 Director Plan was assumed and adopted by us. The options are exercisable on a cumulative basis in annual installments of one third each on the third, fourth and fifth anniversary of the date of grant. The service as a director must be continuous for such vesting to occur. No option can be exercised after the expiration of 15 years from the date of grant. A total of 120,000 shares of our Common Stock were available for issuance under the 1990 Director Plan, of which only 12,000 remain available for grant. Accordingly, as described below, in 1999 the Board and shareholders approved the 1999 Director Stock Option Plan.

    1999 Director Stock Option Plan.  At the 1999 Annual Meeting, the shareholders approved the 1999 Director Stock Option Plan (the "1999 Director Plan") with substantially the same terms and conditions as the 1990 Director Plan, except that under the 1999 Director Plan, the term and vesting schedule of each option is determined by the Plan Administrator. An additional 40,000 shares of stock were reserved for issuance to directors under the 1999 Director Plan, of which 8,000 remain available for grant. Under the terms of the 1999 Director Plan, non-qualified stock options to purchase shares of our Common Stock may be granted to non-employee directors at a price not less than the greater of (i) the fair market value, or (ii) the net book value of such shares on the date of grant. Both plans provide that shares available under the plans, as well as granted options, are adjusted to reflect stock dividends and stock splits.

EXECUTIVE COMPENSATION

    The following table sets forth a summary of certain information concerning compensation awarded to or paid by us or the Bank for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and executive officers of the Company or the Bank earning $100,000 or more during fiscal year 2000.

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation			Awards	Payouts
Name and Principal Position	Year	Salary (1)	Bonus (2)	Other Annual Compensation (3)	Securities Underlying Options	LTIP Payouts	All Other Compensation (4)
Roy T. Brooks Chairman, CEO & President	2000 1999 1998	$54,462 50,331 48,000	$0 0 0	$0 0 0	4,000 0 0	0 0 0	$0 0 0
Steve W. Moergeli, President and CEO of Bank	2000 1999 1998	$106,905 96,142 87,142	$16,000 10,800 1,950	$0 0 0	0 2,500 0	0 0 0	$3,687 3,208 2,673

(1)
Represents annual compensation paid to Mr. Brooks for his duties in 1998 as a consultant to the Company and the Bank prior to his appointment as President and CEO.

(2)
Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated under our Incentive Compensation Plan.

(3)
Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company or the Bank of providing such benefits to any individual executive officer during the year ended December 31, 2000, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4)
Includes contributions to the Company's 401(k) Plan.

Stock Options

    Option Grants in Last Fiscal Year.  The following table sets forth information concerning the grant of stock options to the Chief Executive Officer and the named executive officers during the fiscal year ended December 31, 2000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
		% of Total Options Granted to Employees in Fiscal Year
	Number of Shares Underlying Options Granted(1)
			Exercise Price ($/Share)	Expiration Date
Name					5%	10%
Roy T. Brooks	4,000	11.1%	$11.00	11/21/15	$47,480	$139,800
Steve W. Moergeli	0	0	0	0	0	0

(1)
Each option granted vests at the rate of approximately one-third per annum, beginning November 21, 2003. Options will become immediately exercisable in the event of a change in control of the Company. Each option has an exercise price equal to the greater of (i) the fair market value; or (ii) the net book value of the Common Stock on the date of grant. The options were granted on November 21, 2000.

(2)
The hypothetical dollar gains under these columns result from calculations required by the SEC rules. The gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, that the executive officers may realize will depend on the spread between the market price and the exercise price on the date the option is exercised. Actual gains, if any, on stock options exercised and common stock holding are dependent upon future performance of the Company and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

    Option Exercises.  The following table sets forth certain information concerning stock options held by the named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR END OPTION VALUES

			Number of Unexercised Options at Year End		Value of Unexercised Options at Year End(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Roy T. Brooks	0	0	11,332	10,668	$83,827	$31,673
Steve W. Moergeli	0	0	19,000	15,000	$141,510	$58,750

(1)
On December 31, 2000, the closing price of the Common Stock was $11.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

2000 Officer Incentive Compensation Plan

    The Company operates an Officer Incentive Compensation Plan (the "Incentive Plan") for the benefit of officers of the Bank. The purpose of the Incentive Plan is to reward individuals who make significant contributions to the Bank's success and to provide performance-based competitive pay opportunities. Participants are selected by the President and confirmed by the Board of Directors, and must be in a position to materially affect the Bank's performance. Under the terms of the Incentive Plan, each participant is assigned a specific dollar incentive based on their job description, overall responsibility and direct influence on overall operating results. The percentage of such dollar amount that is actually paid to the participant is based on the Bank's return on average assets for that fiscal year, as well as the individual goals set for each participant.

Employee Stock Option Plans

    At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Employee Stock Option Plan (the "1990 Employee Plan"). The 1990 Employee Plan was assumed and adopted by the Company. A total of 120,000 shares were authorized for issuance under the 1990 Employee Plan. At December 31, 2000, all shares of Common Stock available under the 1990 Employee Plan had been granted. The 1990 Employee Plan expired on May 4, 2000.

    At the 1999 Annual Meeting, the shareholders approved the 1999 Employee Stock Option Plan (the "1999 Employee Plan"), in which 80,000 additional shares of stock were reserved for issuance to employees. Like the 1990 Employee Plan, both incentive and non-qualified options may be granted to key employees of the Bank. The exercise price of the options must be not less than the greater of (i) the fair market value, or (ii) the net book value of the shares of the Company on the date in which the option is granted. In general, an incentive stock option may be exercised during a period of not more than 10 years from the date of grant, although a shorter period may be specified, and in such amounts as the Board may determine. A non-qualified stock option may be exercised during the period specified by the Board. The Board has the authority to thereafter accelerate the period within which any option may be exercised. During 2000, options to purchase 4,000 shares were granted under the respective plans, leaving a total of 43,000 shares available for grant under the 1999 Employee Plan. Both plans provide that shares available under the plans, as well as granted options, are adjusted to reflect stock dividends and stock splits.

Deferred Compensation Plans

    In 1993, the Bank established a deferred compensation agreement with Director Kombol under which the director may defer his director's fees. The Bank has also purchased a whole-life insurance policy which may be used to fund benefits under the deferred compensation agreement.

401(k) Plan

    Our 401(k) Plan allows for pre-tax employee contributions up to IRS maximum limits with a company match of 50% of the first 6% of employee contribution. Employee elective contributions are 100% vested at all times. Matching contributions have a two year vesting schedule, and beginning the third year, are 100% vested.

    As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, employer contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although we continue to receive a compensation expense deduction for compensation paid.

Employee Stock Purchase Plan

    In order to encourage and facilitate the purchase of our Common Stock by employees, at the 1996 Annual Meeting the shareholders approved the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan makes available 40,000 shares of our Common Stock for purchase by eligible employees through a payroll deduction method. The purchase price is the lower of the market price of our Common Stock at the beginning or end of the plan year. At December 31, 2000, 27,576 shares remained available for issuance under the Purchase Plan. The Purchase Plan provides that shares available under the plan are adjusted to reflect stock dividends and stock splits.

Report of Audit Committee

    The Audit Committee has met and held discussions with management and our independent accountants. Management represented to the Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Our independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

    Based on the Committee's review of the audited consolidated financial statements and the various discussions with management and the independent accountants noted above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Audit Committee—Fiscal Year 2000

    Barry C. Kombol (Chairman), Roy T. Brooks, Michael K. Jones, John W. Raeder

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table provides certain information with respect to executive officers and directors as a group. The Company is not aware of any person who at December 31, 2000, beneficially owned more than five percent of its outstanding Common Stock.

Ownership of Management

Name	Shares and Percentage of Common Stock Beneficially Owned
Executive officers and directors as a group (12 individuals)	431,680 (20.94%)(1)(2)

(1)
Includes 110,332 shares subject to options that could be exercised within 60 days.

(2)
Shares reflect a 2-for-1 stock split effective April 24, 2000.

MANAGEMENT

Executive Officers

    The following table sets forth information with respect to executive officers who are not directors or nominees for director of the Company, and are not otherwise named in the compensation table.

Name and Age	Relationship with the Company and Business Experience During the Last Five Years
Sheila M. Brumley, 46	Chief Financial Officer and Secretary; Senior Vice President, Secretary and Cashier of the Bank
Sterlin E. Franks, 54
Vice President and Credit Administrator of the Bank; Bank branch management and bank administration; former Vice President and District Manager, U.S. Bank; and former Senior Vice President, Pioneer Bank

TRANSACTIONS WITH MANAGEMENT

    Various of our directors and officers, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Bank during 2000 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features.

COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

    Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of our Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of our Securities. We have adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

    Based solely upon our review of the copies of the filings which it received with respect to the fiscal year ended December 31, 2000, or written representations from certain reporting persons, we believe that all reporting persons made all filings required by Section 16(a) in a timely manner.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    At the Annual Meeting, you will be asked to ratify the appointment of Knight Vale & Gregory PLLC as our independent auditors for the year ending December 31, 2001. This appointment was recommended by the Audit Committee of the Bank and approved by the Board of Directors of the Company and the Bank. If shareholders do not ratify the appointment of Knight Vale & Gregory PLLC, the appointment will be reconsidered by our Board of Directors.

    A representative of Knight Vale & Gregory PLLC will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

Fees Paid To Independent Auditors

    During the fiscal year ended December 31, 2000, fees paid to our independent auditors, Knight Vale & Gregory PLLC, consisted of the following:

    Audit Fees.  Audit fees billed to us by Knight Vale & Gregory PLLC during our 2000 fiscal year for audit of our annual financial statements, review of financial information included in quarterly reports on Form 10-QSB and internal audit services totaled $51,800.

    Financial Information Systems Design and Implementation Fee.  We did not engage Knight Vale & Gregory PLLC to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

    All Other Fees.  The aggregate of all other fees billed to us by Knight Vale & Gregory PLLC during our 2000 fiscal year for all other non-audit related services rendered to us including tax related services totaled $10,316.

    For the fiscal year 2000 the Board considered and deemed the services provided by Knight Vale & Gregory PLLC were compatible with maintaining the principal accountant's independence.

    The Board of Directors unanimously recommends a vote by shareholders FOR ratification of Knight Vale & Gregory PLLC as our independent auditors for the year ending December 31, 2001. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

OTHER BUSINESS

    The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

    At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the 2002 annual shareholders' meeting must be received by the Secretary of the Company before November 13, 2001, for inclusion in the 2002 Proxy Statement and form of proxy. In addition, if we receive notice of a shareholder proposal after

January 16, 2002, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

ANNUAL REPORT TO SHAREHOLDERS

    Any shareholder may obtain without charge a copy of our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended December 31, 2000, including financial statements. Written requests for the Form 10-KSB should be addressed to Sheila Brumley, CFO, Mountain Bank Holding Company, 501 Roosevelt Avenue, Enumclaw, Washington 98022.

March 12, 2001	BY ORDER OF THE BOARD OF DIRECTORS
Roy T. Brooks, Chairman of the Board

APPENDIX A

AUDIT CHARTER & POLICY
(Revised February 20, 2001)

SCOPE

    It is the responsibility of the Board of Directors to ensure the protection of the Bank's assets and to deter any practice which could be concluded to be unsafe and unsound. The Audit Committee is appointed by the Board to assist in monitoring the integrity of the financial statements of the company, the compliance by the company with applicable legal and regulatory requirements, the independence and performance of the Company's internal and external auditors, and to serve as the executive compensation advisory committee. This policy addresses the responsibilities for overseeing the financial reporting process and assuring the objectivity of independent audits.

AUTHORITY

    The Board of Directors shall at all times maintain an Audit Committee whose membership shall consist of at least three external Board members. This Committee shall meet at least quarterly, shall maintain minutes of its meetings, and shall provide comprehensive reports of its activities to the full Board of Directors.

    While the Audit Committee has the responsibilities and powers set forth in this Policy and Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

    The Audit Committee will have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the company or the company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

DUTIES & RESPONSIBILITIES

General

    The Audit Committee shall:

    1.  Review the annual audited financial statements with the company's management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    2.  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

    3.  Review with management and the independent auditor the Company's quarterly financial statements prior to the filings of its Forms 10-Q.

    4.  Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    5.  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

    6.  Prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

    7.  Review with the Company's corporate securities counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    8.  Meet at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions.

    9.  Serve as the compensation advisory committee to the Board of Directors and meet at least annually with the President/CEO of the Bank regarding performance evaluations and compensation packages for executive officers other than the President/CEO.

Internal Audit

    The Audit Committee shall:

    1.  Assure that management has in place a system of internal controls designed to minimize the Bank's risk of loss from errors and irregularities and to maintain confidentiality of information and continuity of operations.

    2.  Monitor management and staff compliance with board policies and with laws and regulations.

    3.  Review all audit reports and supervisory examination reports.

    4.  Select the internal auditor and authorize fees and engagement letters (subject to the approval of the full Board of Directors) for the study, evaluation, and testing of the system of internal controls.

    5.  Meet with the internal auditor regularly during the year to review the results of internal audits.

    6.  Monitor management's progress in correcting deficiencies identified in internal audits.

    7.  Receive the Bank Secrecy Act (BSA) Officer's report of suspicious activities.

    8.  Receive the Compliance Officer(s)' quarterly report(s) of activities and training.

    9.  Receive a quarterly report from the internal auditor affirming that monthly general ledger certifications are being conducted.

    10. Receive a quarterly report from the internal auditor affirming that employee account reviews are being conducted at least quarterly.

    11. Regularly review risk assessments and the internal audit list.

    12. Maintain a rolling 30-month internal audit matrix.

Executive Management

    Executive management shall:

    1.  Establish and maintain a system of internal controls.

    2.  Take prompt corrective action to address any risks identified by internal or external auditors.

    3.  Provide written responses to all audit reports.

    If management disagrees with recommendations made by external or internal auditors, the Audit Committee shall determine the appropriate action and accept, on behalf of the Board of Directors, responsibility for any risks associated with this decision.

Regulatory Compliance

    The Audit Committee shall:

    1.  Monitor compliance-related functions.

    2.  Ensure that audit plans include reviews of compliance regulations.

    3.  Annually review the Compliance Policy and recommend its adoption to the Board of Directors.

    4.  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

Independent Auditors

    The Audit Committee shall:

    1.  Recommend for shareholder ratification and then formally engage a CPA firm each year to complete the required auditing work necessary for the production of complete, fully-audited financial statements.

    2.  Meet with the independent auditors regularly during the year to review the overall audit plan, and to receive regulatory reports and management letters.

    3.  Authorize audit fees & engagement letters (subject to the approval of the full Board of Directors).

    4.  Review results of external audits, restrictions, cooperation received, audit findings, audit recommendations, etc.

    5.  Monitor management's progress in correcting deficiencies identified in independent audits.

    6.  Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

    7.  Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

    8.  Review the significant reports to management prepared by the internal auditor and management's responses.

    9.  Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

    10. Obtain reports from management and the internal and independent auditors that the company's subsidiary entities are in conformity with applicable legal requirements.

    11. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    12. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such review should include: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; (b) any changes required in the planned scope of the internal audit; and (c) the internal auditors responsibilities, budget and staffing.

REVIEW

    This policy and charter shall be reviewed by the Audit Committee and recommended to the Board of Directors for adoption annually.

MOUNTAIN BANK HOLDING COMPANY
PROXY
PLEASE SIGN AND RETURN IMMEDIATELY
This Proxy Is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints Susan K. Bowen-Hahto and Hans R. Zurcher, and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mountain Bank Holding Company held of record by the undersigned on February 15, 2001, at the annual meeting of shareholders to be held on March 27, 2001, or any adjournment of such Meeting.

1.
ELECTION OF DIRECTORS

A.
I vote FOR all nominees listed below (except as marked to the contrary below) / /

B.
I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below / /

Barry C. Kombol    •    John W. Raeder    •    J. B. Rupert    •    Garrett S. Van Beek

2.
RATIFICATION OF INDEPENDENT AUDITORS. Ratification of the appointment of Knight Vale & Gregory PLLC as the Company's independent auditors for the year ending December 31, 2001.

FOR / / AGAINST / / ABSTAIN / /

3.
WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

  THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

   Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote "FOR" the listed propositions.

                            , 2001

                            WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.
                             ALL JOINT OWNERS MUST SIGN.

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MOUNTAIN BANK HOLDING COMPANY 501 Roosevelt Avenue Enumclaw, Washington 98022
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 27, 2001
MOUNTAIN BANK HOLDING COMPANY 501 Roosevelt Avenue Enumclaw, Washington 98022 (360) 825-0100
PROXY STATEMENT
BUSINESS OF THE MEETING
Proposal No. 1—Election of Directors
INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS WHOSE TERMS CONTINUE
DIRECTORS WITH TERM EXPIRING 2002
DIRECTORS WITH TERM EXPIRING 2003
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
Report of Audit Committee
Audit Committee—Fiscal Year 2000
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
TRANSACTIONS WITH MANAGEMENT
COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER BUSINESS
INFORMATION CONCERNING SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS
AUDIT CHARTER & POLICY (Revised February 20, 2001)
The Board of Directors recommends a vote "FOR" the listed propositions.